UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 14, 2009
___________________

CELSIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-64840 (Commission File Number)	91-2015441 (I.R.S. Employer Identification No.)

1395 Brickell Avenue, Suite 800 Miami, FL 33131 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (305) 529-6290

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

On January 5, 2009, the Board of Directors of Celsia Technologies, Inc., a Nevada corporation (the “Company”), approved a one-for-ten (1:10) reverse split of the Company’s issued and outstanding shares of common stock effective January 14, 2009 (the “Effective Date”). The number of the Company’s authorized shares of common stock, as stated in its Second Amended and Restated Articles of Incorporation remains unchanged, but the number of authorized but unissued shares of common stock effectively will be increased by the reverse stock split. As a result of the reverse stock split, each ten shares of the Company’s common stock issued and outstanding on the Effective Date represents one share of the Company’s common stock. Fractional shares existing as a result of the reverse stock split were rounded up to the nearest whole share. The reverse split is expected to take effect on the Over-the-Counter Bulletin Board.

Section 5 – Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2009, the Company filed, with the Secretary of State of the State of Nevada, a Certificate of Change, effecting a one-for-ten (1:10) reverse split of the Company’s issued and outstanding shares of common stock effective January 14, 2009. A description of the reverse stock split is disclosed in Item 3.03 of this Current Report on Form 8-K, which disclosure is incorporated herein by this reference.

The foregoing description is qualified in its entirety by reference to the Certificate of Change, effective January 14, 2009, a copy of which is filed herewith as Exhibit 3.1(i) and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On January 16, 2009, the Company released a press release announcing, among other things, that the previously announced one-for-ten reverse stock split of its common stock became effective on January 14, 2009.

The foregoing description is qualified in its entirety by reference to the press released, dated January 16, 2009, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.        Exhibit Description
                -----------             --------------------
                3.1(i)                   Certificate of Change
                99.1                     Press Release, dated January 16, 2009

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2009	CELSIA TECHNOLOGIES, INC.

	By:	/s/ Jorge Fernandez
	Name:	Jorge Fernandez
	Title:	Chief Financial Officer